UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2454

Oppenheimer Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

2      OPPENHEIMER MONEY MARKET FUND, INC.

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows during the period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In September 2012, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

However, later in the period, the Fed appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets, experienced spillover effects as a result.

FUND PERFORMANCE

The period was characterized by a further decline in short-term rates. We continued to emphasize liquidity and safety in the reporting period. We began to ease our restrictions on well-known European credits, which we had been avoiding. The continuance of improving credit metrics and stronger capital ratios have helped to ease some of the concerns we previously had in this sector. While still investing in U.S. Treasury securities, we continued to layer in securities that offer various levels of structure. The structure offered in these securities benefited the Fund during the period and offered the Fund favorable yield to unsecured paper. Further, when the right conditions were present, we increased our exposure to floating rate securities. Overall, the period remained challenging as we continue to see a mismatch

3      OPPENHEIMER MONEY MARKET FUND, INC.

with demand and supply in the short-term market.

As the period was characterized by declining short term interest rates, we continued to manage the Fund’s weighted average maturity in an effort to capture higher yields from longer dated instruments. As of the end of the reporting period, the Fund’s weighted average maturity and weighted average life were in line with the industry averages.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. economic data and improvement in European bank funding

Christopher Proctor, CFA Portfolio Manager

ability, the pace of economic improvement continues to suggest that the Fed will be measured in its approach to tightening monetary policy, and that money market rates will continue to remain low by historical standards for the foreseeable future. Accordingly, we will remain focused on capital preservation and liquidity as the economic situation develops.

Additionally, we expect that U.S. regulators will propose rules soon to further strengthen money market funds during times of market stresses. We look forward to engaging in the regulatory process as it unfolds the remainder of this year and into 2014.

Adam S. Wilde, CFA Portfolio Manager

4      OPPENHEIMER MONEY MARKET FUND, INC.

Portfolio Allocation

Short-Term Notes/Commercial Paper	46.2%
Certificates of Deposit	31.6
Direct Bank Obligations	16.9
U.S. Government Obligations	5.3

Portfolio holdings and allocations are subject to change.

Percentages are as of July 31, 2013, and are based on

the total market value of investments.

Performance

CURRENT YIELD

For the 7-Day Period Ended 7/31/13

	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01%	0.01%

CURRENT YIELD

For the Year Ended 7/31/13

	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01%	0.01%

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

5      OPPENHEIMER MONEY MARKET FUND, INC.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6      OPPENHEIMER MONEY MARKET FUND, INC.

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      OPPENHEIMER MONEY MARKET FUND, INC.

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013

Class A	$1,000.00	$1,000.10	$1.14

Class Y	1,000.00	1,000.10	1.14

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,023.65	1.15

Class Y	1,000.00	1,023.65	1.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios

Class A	0.23%

Class Y	0.23

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS July 31, 2013

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—31.6%
Yankee Certificates of Deposit—31.6%
Bank of Montreal, Chicago:
0.06%	8/7/13	8/7/13	$82,000,000	$82,000,000
0.18%	9/5/13	9/5/13	24,300,000	24,300,000

Bank of Nova Scotia, Houston TX:
0.202%[1]	8/22/13	11/22/13	13,100,000	13,100,000
0.22%	11/13/13	11/13/13	3,800,000	3,800,000
0.23%	10/7/13	10/7/13	17,900,000	17,900,000

Bank of Tokyo-Mitsubishi UFJ NY:
0.10%[2]	8/2/13	8/2/13	33,000,000	32,999,908
0.10%	8/1/13	8/1/13	11,000,000	11,000,000

BNP Paribas, New York, 0.74%	1/15/14	1/15/14	34,250,000	34,250,000

DnB Bank ASA NY:
0.18%	9/12/13	9/12/13	33,000,000	33,000,000
0.185%	10/9/13	10/9/13	9,600,000	9,600,000
0.185%	8/14/13	8/14/13	30,700,000	30,700,000
0.185%	8/20/13	8/20/13	20,000,000	20,000,000

Nordea Bank Finland plc, New York:
0.23%	11/15/13	11/15/13	34,300,000	34,300,000
0.25%	9/4/13	9/4/13	14,500,000	14,500,000

Royal Bank of Canada, New York:
0.301%[1]	8/27/13	6/24/14	21,000,000	21,000,000
0.32%[1]	8/1/13	2/3/14	30,000,000	30,000,000

Sumitomo Mitsui Bank NY, 0.10%	8/5/13	8/5/13	29,000,000	29,000,000

Svenska Handelsbanken, New York:
0.19%	8/22/13	8/22/13	7,400,000	7,400,043
0.205%	11/6/13	11/6/13	26,500,000	26,499,643
0.21%	11/12/13	11/12/13	30,000,000	30,000,000
0.21%	9/20/13	9/20/13	33,400,000	33,400,463
0.27%	8/12/13	8/12/13	7,000,000	7,000,107

Swedbank AB, New York, 0.205%	9/6/13	9/6/13	19,200,000	19,200,000

Toronto Dominion Bank, New York:
0.24%	9/27/13	9/27/13	21,000,000	21,000,000
0.242%[1]	8/19/13	6/17/14	35,000,000	35,000,000
0.25%	9/19/13	9/19/13	10,000,000	10,000,000
0.26%	1/6/14	1/6/14	23,000,000	23,000,000

Wells Fargo Bank NA, 0.248%	8/1/13	5/1/14	33,000,000	33,000,000

Total Certificates of Deposit (Cost $686,950,164)				686,950,164

Direct Bank Obligations—16.9%
Commonwealth Bank of Australia, 0.17%[3]	9/16/13	9/16/13	22,700,000	22,695,069

Nordea North America, Inc.:
0.20%	8/13/13	8/13/13	39,800,000	39,797,346
0.20%	8/12/13	8/12/13	7,050,000	7,049,569

Skandinaviska Enskilda BankenAB:
0.195%[3]	9/5/13	9/5/13	50,000,000	49,990,521
0.20%[3]	9/19/13	9/19/13	5,500,000	5,498,503
0.21%[3]	9/6/13	9/6/13	23,000,000	22,995,170

Societe Generale North America, Inc., 0.095%	8/5/13	8/5/13	72,200,000	72,199,238

Svenska Handelsbanken, Inc., 0.205%[3]	11/14/13	11/14/13	3,700,000	3,697,788

9      OPPENHEIMER MONEY MARKET FUND. INC.

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Direct Bank Obligations (Continued)
Swedbank AB:
0.20%	8/28/13	8/28/13	$35,700,000	$35,694,645
0.20%	8/27/13	8/27/13	18,300,000	18,297,357

Westpac Banking Corp.:
0.32%[1,2,3]	10/9/13	1/9/14	74,100,000	74,100,000
0.34%[1,3]	8/1/13	10/31/13	15,000,000	15,002,249

Total Direct Bank Obligations (Cost $367,017,455)				367,017,455

Short-Term Notes/Commercial Paper—46.3%

Banks—1.1%
HSBC USA, Inc., 0.21%	11/6/13	11/6/13	25,000,000	24,985,854

Capital Markets—1.3%
BNP Paribas Finance, Inc.:
0.25%	9/12/13	9/12/13	17,500,000	17,494,896
0.25%	9/6/13	9/6/13	12,000,000	11,997,000

				29,491,896

Diversified Financial Services—3.0%
General Electric Capital Corp.:
0.23%	11/25/13	11/25/13	50,000,000	49,962,944
0.23%	10/28/13	10/28/13	15,000,000	14,991,567

				64,954,511

Leasing & Factoring—7.6%
American Honda Finance Corp.:
0.288%[1,2]	10/17/13	7/17/14	38,600,000	38,600,000
0.293%[1,2]	9/5/13	12/5/13	14,000,000	14,000,000
0.305%[1,2]	8/8/13	11/8/13	16,000,000	16,000,000
0.353%[1,2]	8/2/13	8/2/13	18,000,000	18,000,000

Toyota Motor Credit Corp.:
0.226%	8/30/13	2/25/14	48,000,000	48,000,000
0.23%	12/16/13	12/16/13	4,800,000	4,795,799
0.301%	10/25/13	10/25/13	26,000,000	25,981,583

				165,377,382

Municipal—6.5%
Alamo Heights, TX Higher Education Facilities Corp., University of Incarnate Word, Series 1999-A, 0.12%[1]	8/7/13	8/7/13	8,775,000	8,775,000

Athens-Clarke Cnty., GA Unified Government Development Authority, University of Georgia Athletic Association Project, Series 2005, 0.16%[1]	8/7/13	8/7/13	9,325,000	9,325,000

B&D Association LLP/Eye Association of Boca Raton Bonds, B&D Assn. Project, Series 2005, 0.24%[1]	8/7/13	8/7/13	2,220,000	2,220,000

Burke Cnty., GA Development Authority Pollution Control Revenue Bonds, Oglethorpe Power Corp. Vogtle, Series 2010B, 0.07%[1]	8/7/13	8/7/13	10,105,000	10,105,000

Capital One Funding Corp. Nts., Series 2000D, 0.266%[1]	8/7/13	8/7/13	4,475,000	4,475,000

Catawba Cnty., NC Bonds, Catawba Valley Medical Center Project, Series 2009, 0.23%[1]	8/7/13	8/7/13	5,400,000	5,400,000

10      OPPENHEIMER MONEY MARKET FUND, INC.

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Municipal (Continued)
District of Columbia Revenue Bonds, The Pew Charitable Trust Issue, Series 2008B, 0.16%[1]	8/7/13	8/7/13	$230,000	$230,000

Emery Cnty., UT Pollution Control Revenue Refunding Bonds, Pacific Corp. Projects, Series 1994, 0.05%[1]	8/7/13	8/7/13	19,700,000	19,700,000

Franklin, WI Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin Project, Series 07A, 0.11%[1]	8/7/13	8/7/13	20,000,000	20,000,000

Las Cruces, NM Industrial Revenue Bonds, F&A Dairy Products, Inc. Project, Series 2008, 0.19%[1]	8/7/13	8/7/13	4,100,000	4,100,000

Mansfield Industrial Development Corp. Adjustable Conversion-rate Equity Security, Pier 1 Imports, Inc. Texas Project, Series 1986, 0.10%[1]	8/7/13	8/7/13	9,400,000	9,400,000

Miami-Dade Cnty, FL Industrial Development Authority Revenue Bonds, AAR Aircraft Services, Inc., Series 1998, 0.11%[1]	8/7/13	8/7/13	12,500,000	12,500,000

NYC Capital Resources Corp. Revenue Bonds, LEAP Program, Series 2007B, 0.17%[1]	8/7/13	8/7/13	9,815,000	9,815,000

Olathe, KS Facilities Revenue Bonds, Cedar Lake Village, Inc. Project, Series 2004, 0.14%[1]	8/7/13	8/7/13	7,740,000	7,740,000

PA Economic Development Finance Authority 2006, PMF Industries, Inc. Project, Series A2, 0.19%[1]	8/7/13	8/7/13	2,010,000	2,010,000

Pinellas Cnty. Development Authority Revenue Bonds, PACT, Inc. Project, Series 2003, 0.24%[1]	8/7/13	8/7/13	5,340,000	5,340,000

Porterfield Family Partners LP Bonds, Series 2004, 0.24%[1]	8/7/13	8/7/13	2,300,000	2,300,000

St. Paul, MN Port Authority Revenue Refunding Bonds, Series 2009-3Z, 0.08%[1]	8/7/13	8/7/13	1,510,000	1,510,000

Sterling, IL Revenue Bonds, Rock River Redevelopment Project, Series 03, 0.24%[1]	8/7/13	8/7/13	3,340,000	3,340,000

Surry Cnty., VA Industrial Development Authority Bonds, Windsor Mill Project, Series 2007, 0.21%[1]	8/7/13	8/7/13	3,240,000	3,240,000

				141,525,000

Receivables Finance—14.9%
Alpine Securitization Corp., 0.10%	8/1/13	8/1/13	50,000,000	50,000,000

Barton Capital Corp.:
0.07%[3]	8/1/13	8/1/13	1,228,000	1,228,000
0.27%[3]	8/30/13	11/5/13	12,000,000	12,000,000

Gemini Securitization Corp., 0.11%[3]	8/1/13	8/1/13	22,000,000	22,000,000

Jupiter Securitization Co. LLC:
0.24%[3]	12/4/13	12/4/13	21,850,000	21,831,792
0.24%[3]	12/30/13	12/30/13	40,000,000	39,959,733
0.26%[3]	10/1/13	10/1/13	10,000,000	9,995,594

Market Street Funding LLC:
0.06%[3]	8/1/13	8/1/13	45,400,000	45,400,000
0.18%[3]	10/22/13	10/22/13	7,200,000	7,197,048
0.185%[3]	8/19/13	8/19/13	46,600,000	46,595,689
0.19%[3]	8/13/13	8/13/13	6,015,000	6,014,619

11      OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Receivables Finance (Continued)
Old Line Funding Corp.:
0.215%[3]	11/20/13	11/20/13	$17,000,000	$16,988,730
0.25%[3]	12/18/13	12/18/13	33,000,000	32,968,146
0.25%[3]	10/21/13	10/21/13	10,000,000	9,994,375

				322,173,726

Special Purpose Financial—11.9%
Anglesea Funding LLC, 0.23%[2]	8/1/13	8/1/13	22,000,000	22,000,000

Collateralized Commercial Paper II Co. LLC, 0.30%[2]	1/27/14	1/27/14	8,000,000	7,988,067

Concord Minutemen Cap. Corp. LLC:
0.21%	9/3/13	9/3/13	19,000,000	18,996,343
0.22%	8/8/13	8/8/13	23,000,000	22,999,016
0.22%	8/9/13	8/9/13	11,900,000	11,899,418
0.22%	8/12/13	8/12/13	14,700,000	14,699,012
0.22%	9/16/13	9/16/13	32,600,000	32,590,836

FCAR Owner Trust II, 0.19%	8/7/13	8/7/13	8,500,000	8,499,731

Legacy Capital LLC, 0.22%	9/3/13	9/3/13	2,500,000	2,499,496

Lexington Parker Capital Co. LLC:
0.22%[3]	9/4/13	9/4/13	33,000,000	32,993,143
0.22%[3]	9/10/13	9/10/13	35,650,000	35,641,286
0.22%[3]	8/9/13	8/9/13	17,000,000	16,999,169

Ridgefield Funding Co. LLC, 0.28%[1]	8/8/13	1/8/14	29,800,000	29,800,000

				257,605,517

Total Short-Term Notes/Commercial Paper (Cost $1,006,113,886)				1,006,113,886

U.S. Government Obligations—5.4%
U.S. Treasury Nts.:
0.25%	2/28/14	2/28/14	14,000,000	14,004,994
0.75%	9/15/13	9/15/13	20,000,000	20,012,728
0.789%	11/15/13	11/15/13	15,000,000	15,012,366
1.00%	1/15/14	1/15/14	20,000,000	20,073,608
1.75%	1/31/14	1/31/14	20,000,000	20,154,517
4.25%	8/15/13	8/15/13	14,000,000	14,021,670
4.75%	5/15/14	5/15/14	12,500,000	12,954,744

Total U.S. Government Obligations (Cost $116,234,627)				116,234,627

Total Investments, at Value (Cost $2,176,316,132)			100.2%	2,176,316,132

Liabilities in Excess of Other Assets			(0.2)	(3,430,551)

Net Assets			100.0%	$2,172,885,581

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

12      OPPENHEIMER MONEY MARKET FUND, INC.

Footnotes to Statement of Investments (Continued)

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $223,687,975 or 10.29% of the Fund’s net assets as of July 31, 2013.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $551,786,624 or 25.39% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES July 31, 2013

Assets
Investments, at value (cost $2,176,316,132)—see accompanying statement of investments	$2,176,316,132

Cash	6,549,193

Receivables and other assets:
Shares of capital stock sold	7,446,411
Interest	921,364
Other	230,891

Total assets	2,191,463,991

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	17,667,315
Directors’ compensation	429,759
Transfer and shareholder servicing agent fees	392,523
Shareholder communications	42,698
Dividends payable	5,460
Other	40,655

Total liabilities	18,578,410

Net Assets	$2,172,885,581

Composition of Net Assets
Par value of shares of capital stock	$217,300,294

Additional paid-in capital	1,955,788,897

Accumulated net investment loss	(234,058)

Accumulated net realized gain on investments	30,448

Net Assets	$2,172,885,581

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,974,690,793 and 1,974,794,750 shares of capital stock outstanding)	$1.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $198,194,788 and 198,208,192 shares of capital stock outstanding)	$1.00

See accompanying Notes to Financial Statements.

14      OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended July 31, 2013

Investment Income
Interest	$5,191,988

Other income	102,950

Total investment income	5,294,938

Expenses
Management fees	8,251,024

Transfer and shareholder servicing agent fees:
Class A	4,704,179
Class Y	29,290

Shareholder communications:
Class A	459,368
Class Y	1,105

Directors’ compensation	71,506

Custodian fees and expenses	15,273

Other	79,956

Total expenses	13,611,701
Less waivers and reimbursements of expenses	(8,502,691)

Net expenses	5,109,010

Net Investment Income	185,928

Net Realized Gain on Investments	30,448

Net Increase in Net Assets Resulting from Operations	$216,376

See accompanying Notes to Financial Statements.

15      OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012

Operations
Net investment income	$185,928	$186,904

Net realized gain	30,448	64,590

Net increase in net assets resulting from operations	216,376	251,494

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(204,292)	(182,257)
Class Y	(23,591)	(17,039)

	(227,883)	(199,296)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	209,766,438	(110,955,091)
Class Y	45,879,148	(20,601,958)

	255,645,586	(131,557,049)

Net Assets
Total increase (decrease)	255,634,079	(131,504,851)

Beginning of period	1,917,251,502	2,048,756,353

End of period (including accumulated net investment loss of $234,058 and $242,514, respectively)	$2,172,885,581	$1,917,251,502

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized and unrealized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00[3]

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%	0.01%	0.01%	0.02%	1.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,974,691	$1,764,934	$1,875,840	$1,991,224	$2,409,280

Average net assets (in thousands)	$1,826,413	$1,869,340	$1,917,260	$2,145,249	$2,519,525

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.00%[6]	1.16%
Total expenses	0.70%	0.66%	0.65%	0.66%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.31%	0.32%	0.37%	0.62%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized and unrealized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00[3]

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%	0.01%	0.01%	0.02%	1.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,195	$152,318	$172,916	$207,463	$218,385

Average net assets (in thousands)	$177,213	$155,158	$169,502	$214,938	$175,137

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	1.30%
Total expenses	0.44%	0.44%	0.43%	0.46%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.30%	0.31%	0.35%	0.48%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward

$69,309	$—	$—

19      OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments

$50,411	$50,411

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012:

	Year Ended July 31, 2013	Year Ended July 31, 2012

Distributions paid from:
Ordinary income	$227,883	$199,296

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$36,582
Payments Made to Retired Directors	30,946
Accumulated Liability as of July 31, 2013	233,090

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under

20      OPPENHEIMER MONEY MARKET FUND, INC.

1. Significant Accounting Policies (Continued)

the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

21      OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Directors.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

22      OPPENHEIMER MONEY MARKET FUND, INC.

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$686,950,164	$—	$686,950,164
Direct Bank Obligations	—	367,017,455	—	367,017,455
Short-Term Notes/Commercial Paper	—	1,006,113,886	—	1,006,113,886
U.S. Government Obligations	—	116,234,627	—	116,234,627

Total Assets	$—	$2,176,316,132	$—	$2,176,316,132

3. Shares of Capital Stock

The Fund has authorized 7 billion shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

23      OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Capital Stock (Continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	1,772,755,503	$1,772,755,503	1,343,287,900	$1,343,287,900
Dividends and/or distributions reinvested	201,602	201,602	180,826	180,826
Redeemed	(1,563,190,667)	(1,563,190,667)	(1,454,423,817)	(1,454,423,817)

Net increase (decrease)	209,766,438	$209,766,438	(110,955,091)	$(110,955,091)

Class Y
Sold	177,594,012	$177,594,012	100,346,313	$100,346,313
Dividends and/or distributions reinvested	22,240	22,240	15,441	15,441
Redeemed	(131,737,104)	(131,737,104)	(120,963,712)	(120,963,712)

Net increase (decrease)	45,879,148	$45,879,148	(20,601,958)	$(20,601,958)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3.0 billion	0.350

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in

24      OPPENHEIMER MONEY MARKET FUND, INC.

4. Fees and Other Transactions with Affiliates (Continued)

monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor

July 31, 2013	$ 24,122

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 31, 2013, the Manager waived fees and/or reimbursed the Fund $8,167,120 and $335,571 for Class A and Class Y shares, respectively. There is no guarantee that the Fund will maintain a positive yield.

Effective November 21, 2012, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of July 31, 2013, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date July 31, 2016

Class A	$5,820,053
Class Y	258,594

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended July 31, 2013.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Class Y shares to 0.10% of average annual net assets and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

25      OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

5. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted

26      OPPENHEIMER MONEY MARKET FUND, INC.

5. Pending Litigation (Continued)

plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

27      OPPENHEIMER MONEY MARKET FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Market Fund, Inc., including the statement of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2013, the maximum amount allowable but not less than $212,000 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $30,448 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

29      OPPENHEIMER MONEY MARKET FUND, INC.

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Money Market Fund, Inc. (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	1,128,855,767	71,461,764
David K. Downes	1,126,684,584	73,632,946
Matthew P. Fink	1,125,037,983	75,279,548
Edmund Giambastiani, Jr.	1,125,078,863	75,238,667
Phillip A. Griffiths	1,127,432,960	72,884,571
Mary F. Miller	1,124,702,308	75,615,223
Joel W. Motley	1,129,225,621	71,091,910
Joanne Pace	1,127,250,326	73,067,204
Mary Ann Tynan	1,126,726,524	73,591,007
Joseph M. Wikler	1,124,631,989	75,685,542
Peter I. Wold	1,127,792,250	72,525,281
William F. Glavin, Jr.	1,128,000,965	72,316,565

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
969,414,455	86,735,006	52,713,248

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
976,915,486	79,529,458	52,417,765

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
963,414,843	92,492,864	52,955,002

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
972,176,774	83,360,833	53,325,102

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
973,335,870	83,082,612	52,444,227

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
982,234,787	73,967,445	52,660,478

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
962,967,651	92,224,948	53,670,110

30      OPPENHEIMER MONEY MARKET FUND, INC.

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
980,881,066	82,277,267	45,704,375

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
1,003,819,497	75,821,637	29,221,573

31      OPPENHEIMER MONEY MARKET FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

32      OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors (since 2007), Director (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Director (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he

33      OPPENHEIMER MONEY MARKET FUND, INC.

David K. Downes, Continued	has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Director (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Director (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Director.

Phillip A. Griffiths, Director (since 2002) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr.

34      OPPENHEIMER MONEY MARKET FUND, INC.

Phillip A. Griffiths Continued	Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Director (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Director (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Director (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has

35      OPPENHEIMER MONEY MARKET FUND, INC.

Joanne Pace, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Director.

Mary Ann Tynan, Director (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Director (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Director (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER

Mr. Glavin is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

36      OPPENHEIMER MONEY MARKET FUND, INC.

William F. Glavin, Jr., Director (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Wilde, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013. He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011. Mr. Wilde served as an intermediate research analyst of the

37      OPPENHEIMER MONEY MARKET FUND, INC.

Adam S. Wilde, Continued	Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002. Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959

Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief

Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

38      OPPENHEIMER MONEY MARKET FUND, INC.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

39      OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

40      OPPENHEIMER MONEY MARKET FUND, INC.

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41      OPPENHEIMER MONEY MARKET FUND, INC.

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

42      OPPENHEIMER MONEY MARKET FUND, INC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,000 in fiscal 2013 and $23,600 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $3,300 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,045,903 in fiscal 2013 and $722,870 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Money Market Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013